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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-39269, 333-29991, 333-11695, 333-00885,
333-00413, 33-64169,  33-62295 and 33-62467.


                                             ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
June 29, 1999